SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       May 7,
1996


                     GTE NORTH INCORPORATED

     (Exact name of registrant as specified in its charter)


   Wisconsin                  0-1210                35-1869961

  (State or other           (Commission            (IRS Employer
  jurisdiction of           File Number)        Identification
No.)
  incorporation)


  600 Hidden Ridge, HQE04B12 - Irving, Texas        75038

   (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code     214-718-
5600



                     GTE NORTH INCORPORATED

                            FORM 8-K

                       ITEM OF INFORMATION




ITEM 7.  Financial Statements and Exhibits

(c)    Exhibits

       1.1 -     Revised Form of Purchase Agreement, including
       Standard Purchase Agreement Provisions (May 1996
       Edition), to Registration Statement on Form S-3 (File No.
       333-02013)(to be first used on or about May 9, 1996).

       4.2 -     Revised Form of Board Resolution to
       Registration Statement on Form
            S-3 (File No. 333-02013) under which the Debentures referenced therein are to be issued.

       4.3 -     First Supplemental Indenture dated as of May 1,
       1996 between GTE North Incorporated and The First
       National Bank of Chicago, as trustee.

       26  -     Revised Form of Invitation for Bids pertaining
       to Registration Statement on Form S-3 (File No. 333-
       02013) (to be first used on or about May 9, 1996).




                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GTE NORTH INCORPORATED
                                        (Registrant)




Date:  May 7, 1996                 BY  GREGORY D. JACOBSON
                                       GREGORY D. JACOBSON
                                            Treasurer







































N:8-K:4